UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Friendswood Drive, Suite 401 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01    Entry into a Material Definitive Agreement.

On March 11, 2022, Castle Biosciences, Inc. (the “Company”) entered into a Fourth Amendment to Standard Office Lease (the “3737 Lease Amendment”) with Alturas Siete I, LLC (the “3737 Landlord”) to amend its Standard Office Lease, dated October 5, 2015, as previously amended on December 4, 2018, December 16, 2019 and November 29, 2021, between the 3737 Landlord and the Company (the “3737 Lease”). Among other things, pursuant to the 3737 Lease Amendment, upon substantial completion of certain improvements (such date, the “Expansion Commencement Date”), the leased premises will include an additional 5,904 rentable square feet, for a total of approximately 17,820 rentable square feet. Further, the term of the 3737 Lease was extended such that the expiration date will be the last day of the 129th month following the Expansion Commencement Date. The base rent will remain as set forth in the 3737 Lease until the Expansion Commencement Date, upon which date the base rent will be $21.00 per rentable square foot per year ($31,185.00 per month) with annual increases beginning March 1, 2023, and each March 1 thereafter until 2033. Each annual increase will be $0.50 per square foot per year (an increase of $742.50 per month each year).

The foregoing summary of the 3737 Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 3737 Lease Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
10.1*	Fourth Amendment to Standard Office Lease, dated March 11, 2022, by and between the Company and Alturas Siete I, LLC.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*
Exhibits to the 3737 Lease Amendment have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Frank Stokes
Frank Stokes
Chief Financial Officer
Date: March 17, 2022